UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 16, 2014

WESTLAKE CHEMICAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32260	76-0346924
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2801 Post Oak Boulevard, Suite 600 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 960-9111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2014 annual meeting of stockholders of Westlake Chemical Corporation (the “Company”) held on May 16, 2014 (the “2014 Annual Meeting”), the Company’s stockholders approved amendments to the Company’s Amended and Restated Certificate of Incorporation to (1) add a new Article Twelfth that provides that, with certain exceptions, the Court of Chancery of the State of Delaware will be the exclusive forum for certain legal actions and (2) increase the Company’s authorized shares of common stock, par value $0.01 per share, from 150,000,000 shares to 300,000,000 shares. The Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation with respect to these amendments was filed with the Secretary of State of the State of Delaware on May 16, 2014 and became effective upon filing. A copy of the Certificate of Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Five matters were voted upon by the Company’s stockholders at the 2014 Annual Meeting: (1) two members of the board of directors were elected; (2) the named executive officer compensation was approved on an advisory basis; (3) the proposed amendment to the Company’s Amended and Restated Certificate of Incorporation to provide that, with certain exceptions, the Court of Chancery of the State of Delaware will be the exclusive forum for certain legal actions was approved; (4) the proposed amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the Company’s authorized shares of common stock, par value $0.01 per share, from 150,000,000 shares to 300,000,000 shares was approved; and (5) the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 was ratified. The following tabulation sets forth the number of votes cast for, against or withheld and the number of abstentions and broker non-votes, as applicable.

Election of Directors	Votes For	Votes Withheld	Broker Non-Votes
Dorothy C. Jenkins	99,569,989	8,800,212	1,468,669
Max L. Lukens	107,909,218	460,983	1,468,669

Advisory Vote to Approve Named Executive Officer Compensation	Votes For	Votes Against	Abstentions	Broker Non-Votes
	104,795,826	1,888,487	1,685,888	1,468,669

Proposed Amendment to the
Company’s Amended and
Restated Certificate of
Incorporation to provide that,
with certain exceptions, the
Court of Chancery of the State
of Delaware will be the
exclusive forum for certain
legal actions

Votes For	Votes Against	Abstentions	Broker Non-Votes
97,747,605	10,614,361	8,234	1,468,670

Proposed Amendment to the
Company’s Amended and Restated
Certificate of Incorporation to increase
the Company’s authorized shares of
common stock, par value $0.01 per
share, from 150,000,000 shares to
300,000,000 shares

	Votes For	Votes Against	Broker Non-Votes
	109,035,512	794,316	0

Ratification of the appointment of PricewaterhouseCoopers LLP	Votes For	Votes Against	Abstentions
	109,694,188	137,403	7,278

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed herewith:

3.1	Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTLAKE CHEMICAL CORPORATION

By:	/s/ Albert Chao
Albert Chao
President and Chief Executive Officer

Date: May 16, 2014